UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Synaptogenix, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SYNAPTOGENIX, INC.

1185 Avenue of the Americas, 3rd Floor, New York, New York 10036

November 13, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 annual meeting of stockholders of Synaptogenix, Inc. (the “Company”) to be held at 11:00 am Eastern Time on Wednesday, December 20, 2023. We have decided to hold this year’s annual meeting virtually via live audio webcast on the internet. You will be able to attend the annual meeting by first registering at http://www.viewproxy.com/SNPX/2023. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. You will not be able to attend the annual meeting in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.

At the annual meeting, two persons will be elected to our board of directors. In addition, we will ask stockholders (i) to approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio between 1-for-8 and 1-for-25 (or any number in between), (ii) to approve a proposed amendment to the Synaptogenix, Inc. 2020 Equity Incentive Plan, and (iii) to ratify the appointment of Morison Cogen LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. The board of directors recommends a vote in favor of the two directors nominated for election and the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of the Company.

Sincerely,

/s/ Alan J. Tuchman, M.D.
Alan J. Tuchman, M.D.
Chief Executive Officer

SYNAPTOGENIX, INC.

1185 Avenue of the Americas, 3rd Floor, New York, New York 10036

November 13, 2023

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TIME: 11:00 am EST

DATE: December 20, 2023

ACCESS:

You will be able to attend the annual meeting by first registering at http://www.viewproxy.com/SNPX/2023. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. If you are a registered holder, your virtual control number will be on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2023 annual meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.viewproxy.com/SNPX/2023. On the day of the annual meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

PURPOSES:

1.	To elect two directors to serve three-year terms expiring in 2026;

2.	To approve a proposed amendment to the Synaptogenix, Inc. articles of incorporation, as amended (the “Charter”) to effect a reverse stock split of common stock at a ratio between 1-for-8 and 1-for-25 (or any number in between);

3.	To approve a proposed amendment to the Synaptogenix, Inc. 2020 Equity Incentive Plan to, among other things, increase the number of shares available for the grant of awards by 3,000,000 shares;

4.	To ratify the appointment of Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

5.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Synaptogenix, Inc. common stock at the close of business on November 9, 2023. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert Weinstein
Robert Weinstein
Secretary

TABLE OF CONTENTS

Appendix

Appendix A

i

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

SYNAPTOGENIX, INC.

1185 Avenue of the Americas, 3rd Floor, New York, New York 10036

PROXY STATEMENT FOR THE SYNAPTOGENIX, INC.

2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2023

This proxy statement, along with the accompanying notice of 2023 annual meeting of stockholders, contains information about the 2023 annual meeting of stockholders of Synaptogenix, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 am, Eastern Time, on Wednesday, December 20, 2023, 2023. You will be able to attend the annual meeting by first registering at http://www.viewproxy.com/SNPX/2023. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date.

In this proxy statement, we refer to Synaptogenix, Inc. as “Synaptogenix,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.

On or about November 15, 2023, we intend to begin sending this proxy statement, the attached notice of 2023 annual meeting of stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2022 annual report, which includes our financial statements for the fiscal year ended December 31, 2022.

1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON DECEMBER 20, 2023

This proxy statement, the notice of 2023 annual meeting of stockholders, our form of proxy card and our 2022 annual report to stockholders are available for viewing, printing and downloading at http://www.viewproxy.com/SNPX/2023. To view these materials please have your control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

If you are a registered holder, your virtual control number will be on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to access the annual meeting.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors & Media” section of our website at www.synaptogen.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

SYNAPTOGENIX, INC.

Attn: Investor Relations

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036

Exhibits will be provided upon written request and payment of an appropriate processing fee.

2

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our board of directors (the “Board”) is soliciting your proxy to vote at the 2023 annual meeting of stockholders to be held virtually, on Wednesday, December 20, 2023 at 11:00 am EST, and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying notice of 2023 annual meeting of stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the 2023 notice of annual meeting of stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 because you owned shares of our common stock on the record date. We intend to commence distribution of proxy materials to stockholders on or about November 15, 2023.

Why Are You Holding a Virtual Annual Meeting?

This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our Board or management, as time permits.

How do I access the Virtual Annual Meeting?

The live webcast of the Annual Meeting will begin promptly at 11:00 am EST. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. The virtual Annual Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the Annual Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.

Log-in Instructions. You will be able to attend the annual meeting by first registering at http://www.viewproxy.com/SNPX/2023. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. If you are a registered holder, your virtual control number will be on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2023 annual meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.viewproxy.com/SNPX/2023. On the day of the annual meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

What Happens if There Are Technical Difficulties during the Annual Meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 10:45 a.m. EST on December 20, 2023, (15 minutes prior to the start of the meeting is recommended) the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

3

Who May Vote?

Only stockholders of record at the close of business on November 9, 2023 will be entitled to vote at the annual meeting. On this record date, there were 20,390,833 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

If on November 9, 2023 your shares of our common stock were registered directly in your name with our transfer agent, Pacific Stock Transfer Company, then you are a stockholder of record.

If on November 9, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice and our proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.

If your shares are registered directly in your name through our stock transfer agent, Pacific Stock Transfer Company, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the proxy card to vote over the Internet or by telephone.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board’s recommendations as noted below.

•	At the time of the virtual annual meeting. If you attend the virtual annual meeting, you may vote your shares online at the time of the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 19, 2023.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

4

How Does the Board Recommend that I Vote on the Proposals?

Our Board recommends that you vote as follows:

☐	“FOR” the election of the nominees for director;

☐	“FOR” the amendment to the Charter;

☐	“FOR” the approval of the amendment to the Synaptogenix, Inc. 2020 Equity Incentive Plan; and

☐	“FOR” the ratification of the appointment of Morison Cogen LLP (“Morison”) as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

☐	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

☐	by re-voting by Internet or by telephone as instructed above;

☐	by notifying Synaptogenix’s Secretary in writing before the annual meeting that you have revoked your proxy; or

☐	by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 4 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

5

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Amendment to Charter to Effect a Reverse Stock Split

Assuming that a quorum is present at the special meeting, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the this proposal is required for the proposal to pass. Assuming that a quorum is present, broker non-votes (if any), abstentions, and shares of common stock that are not present in person or by proxy at the special meeting would have no effect on this proposal. This proposal is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

Proposal 3: Approve Amendment to the Synaptogenix, Inc. 2020 Equity Incentive Plan	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the amendment to the Synaptogenix, Inc. 2020 Equity Incentive Plan to, among other things, increase in the aggregate number of shares to be granted under the Synaptogenix, Inc. 2020 Equity Incentive Plan by 3,000,000 shares. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Ratify Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Morison as our independent registered public accounting firm for 2023, our Audit Committee of our Board will reconsider its selection.

6

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $30,000 in total.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of one third of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

This year, our Annual Meeting will be held in a virtual meeting format only. You will be able to attend the annual meeting by first registering at http://www.viewproxy.com/SNPX/2023. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple Synaptogenix stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Notice or, if applicable, our proxy materials to you if you write or call our corporate secretary at: 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

☐	following the instructions provided on your proxy card; or

☐	following the instructions provided when you vote over the Internet.

7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 27, 2023 for (a) the executive officers named in the Summary Compensation Table included elsewhere in this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of October 27, 2023 pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 19,340,833 shares of common stock outstanding on October 27, 2023.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)
More than 5% stockholders:
None
Directors and Named Executive Officers:
Daniel L. Alkon(2)	141,797	*	%
Bruce T. Bernstein(3)	112,578	*	%
Jonathan Schechter(4)	107,075	*	%
Joshua N. Silverman(5)	145,988	*	%
William S. Singer(6)	118,250	*	%
Alan J. Tuchman(7)	120,575	*	%
Robert Weinstein(8)	119,323	*	%
All current directors and executive officers as a group (9 persons)	865,586	4.33%

*Represents beneficial ownership of less than 1% of the outstanding shares.

(1)	Applicable percentage ownership is based on 19,340,833 shares of our common stock outstanding, together with securities exercisable or convertible into shares of our common stock within 60 days of October 27, 2023 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The shares issuable pursuant to the exercise or conversion of such securities are deemed outstanding for the purpose of computing the percentage of ownership of the security holder, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

(2)	Consists of 35,547 shares of common stock and options to purchase 106,250 shares of common stock that are exercisable within 60 days of October 27, 2023.

(3)	Consists of 27,578 shares of common stock and options to purchase 85,000 shares of common stock that are exercisable within 60 days of October 27, 2023.

(4)	Consists of 27,250 shares of common stock and options to purchase 79,825 shares of common stock that are exercisable within 60 days of October 27, 2023.

(5)	Consists of 38,238 shares of common stock and options to purchase 107,750 shares of common stock that are exercisable within 60 days of October 27, 2023.

(6)	Consists of 33,000 shares of common stock and options to purchase 85,250 shares of common stock that are exercisable within 60 days of October 27, 2023.

(7)	Consists of 33,000 shares of common stock and options to purchase 87,575 shares of common stock that are exercisable within 60 days of October 27, 2023.

(8)	Consists of 33,198 shares of common stock and options to purchase 86,125 shares of common stock that are exercisable within 60 days of October 27, 2023.

8

MANAGEMENT AND CORPORATE GOVERNANCE

Our Board

Our Charter provides that our business is to be managed by or under the direction of our Board. Our Board is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board consists of six members classified into three classes as follows: (1) Alan Tuchman, M.D. and Daniel L. Alkon, M.D. constitute the Class II directors and their current terms will expire at the 2023 annual meeting of stockholders, (2) Joshua N. Silverman and William S. Singer constitute the Class III directors and their current terms will expire at the 2024 annual meeting of stockholders, and (3) Bruce T. Bernstein and Jonathan L. Schechter constitute the Class I directors and their current terms will expire at the 2025 annual meeting of stockholders.

On October 26, 2023, our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Alan Tuchman, M.D. and Daniel L. Alkon, M.D. for election at the annual meeting for a term of three years to serve until the 2026 annual meeting of stockholders, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated for election as directors and those directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of November 13, 2023. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Joshua N. Silverman	53	Chairman of the Board
William S. Singer	82	Director; Vice-Chairman of the Board
Daniel L. Alkon, M.D.	80	Director
Bruce T. Bernstein	59	Director
Jonathan L. Schechter	49	Director
Alan J. Tuchman, M.D.	77	Director

Our Board has reviewed the materiality of any relationship that each of our directors has with Synaptogenix, either directly or indirectly. Based upon this review, our Board has determined that the following members of our Board are “independent directors” as defined by The Nasdaq Stock Market:

Joshua N. Silverman

William S. Singer

Bruce T. Bernstein

Jonathan L. Schechter

Joshua N. Silverman — Director, Chairman of the Board. Mr. Silverman joined Neurotrope as a Director and Chairman of the Board in August 2016. He is currently the Co-Founder and Managing Member of Parkfield Funding LLC; Interim Chief Executive Officer, Interim President and Chairman of PharmaCyte Biotech, Inc. (Nasdaq: PMCB); a member of the Board of Directors of Petros; and a former Principal and Managing Partner of Iroquois Capital Management, LLC (“Iroquois”). Mr. Silverman served as Co-Chief Investment Officer of Iroquois from 2003 until July 2016. From 2000 to 2003, Mr. Silverman served as Co-Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to The President of The United States. Mr. Silverman received his B.A. from Lehigh University in 1992. In the past five years, Mr. Silverman serves or has served on the boards of directors of Ayro Inc., Akers Bioscience, Inc., Marker Therapeutics, Inc., MGT Capital Investments Inc., National Holdings Corporation, Neurotrope, Inc., Petros Pharmaceuticals, Inc., Protagenic Therapeutics, Inc., PharmaCyte Biotech, Inc. and TapImmune, Inc. Mr. Silverman was chosen as a director of Synaptogenix because of his impressive experience in investment banking, consulting and public relations, as well as his experience serving on boards of several other public companies.

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William S. Singer — Director and Vice-Chairman of the Board. Mr. Singer served as a Director and Vice-Chairman of the Board for Neurotrope since August 23, 2019. Mr. Singer served as President of CRE until April 26, 2016 and served on its board of directors. He was a partner in the Chicago office of the law firm of Kirkland & Ellis LLP from 1980 until 2006 and has been of counsel to that firm since that time, concentrating his practice on corporate, real estate, and legislative matters. He has been listed in Crain’s Who’s Who in Chicago Business in the 2000, 2001, 2002, 2003, and 2004 editions. Mr. Singer has been prominently active in Chicago public service, serving as an Alderman for several years and as a candidate for Mayoral office. Mr. Singer was chosen as a director of Synaptogenix because of his notable legal expertise.

Daniel L. Alkon, M.D. — Director, President and Chief Scientific Officer. Dr. Alkon was appointed as Neurotrope’s President on September 16, 2016 and he has continued to serve in that role for Synaptogenix following the Spin-Off. Dr. Alkon served as the founding Scientific Director of the original Blanchette Rockefeller Neurosciences Institute (now known as CRE) from 1999 until September 23, 2016. He received his undergraduate degree in chemistry in 1965 at the University of Pennsylvania. After earning his M.D. at Cornell University and finishing an internship in medicine at the Mount Sinai Hospital in New York, he joined the staff of the National Institutes of Health where during his 30-year career he became a Medical Director in the U.S. Public Health Service at the National Institute for Neurological Disorders and Strokes and Chief of the Laboratory of Adaptive Systems. From June 2006 to September 23, 2016, Dr. Alkon was the Toyota Chair for Neurodegenerative Disease Research at CRE. In this position, he and his team conducted multidisciplinary research on the molecular and biophysical mechanisms of memory and memory dysfunction in psychiatric and neurological disorders, particularly AD. From October 2000 to September 28, 2016, Dr. Alkon was also a Professor at CRE and a Professor of Neurology at West Virginia University. Mr. Alkon was chosen as a director of Synaptogenix because of his many accomplishments in the field of neuroscience and his insight as our Chief Scientific Officer.

Bruce T. Bernstein — Director. Mr. Bernstein served as a Director for Neurotrope since November 14, 2016. Mr. Bernstein has over thirty years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds as well as in trading and structuring of arbitrage strategies. Mr. Bernstein has served as President of Rockmore Capital, LLC since 2006, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP, an investment firm based in New York, which he joined in 2001. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein was with Fortis Investments Inc., where he was Senior Vice President in the bank’s Global Securities Arbitrage business unit, specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Mr. Bernstein also serves as a member of the Board of Directors of XpresSpa Holdings, the leading airport spa company in the world, based in New York and Petros Pharmaceuticals, Inc. Mr. Bernstein is also a member of the board of Summit Digital Health, a laser based blood glucose monitor distributor, based in New Jersey. Mr. Bernstein holds a B.B.A. from City University of New York (Baruch). Mr. Bernstein was chosen as a director of Synaptogenix because of his extensive experience in the securities industry.

Jonathan L. Schechter — Director. Mr. Schechter served as a Director for Neurotrope since December 13, 2018. Mr. Schechter has served as the Director of Investment Banking at Chardan Capital Markets, a full service investment bank, since February 2008. He serves as a director of Oblong, Inc. since May 2023 and previously served as a director of DropCar, Inc. Mr. Schechter has worked with public companies for over two decades, including ten years of legal experience and eleven years of investment banking experience. He has received formal education in finance and accounting and has extensive experience analyzing and evaluating the financial statements of public companies. Mr. Schechter holds an A.B. in Public Policy/Political Science from Duke University and a J.D. from Fordham University School of Law. Mr. Schechter was chosen as a director of Synaptogenix because of his lengthy public company, legal and investment banking experience.

Alan J. Tuchman, M.D. — Director and Chief Executive Officer. Dr. Tuchman joined Synaptogenix as our Chief Executive Officer in December 2020. He is also currently Clinical Professor of Neurology at New York Medical College and in the private practice of Neurology in Manhattan. He consults for a number of biotechnology and investment firms. Dr. Tuchman founded and was Managing Director of MedPro Investors LLC from 2011 to 2020. He has served as a partner of Xmark Opportunity Partners and as CEO and then Executive Chairman of Neurophysics, Inc. from 2002 to 2010. Dr. Tuchman served as Senior Vice President and Chief Medical Officer of Oncolytics Biotech Inc. from 2012 to 2017. He was previously the President of the Epilepsy Society of Southern New York as well as Vice Dean for Clinical Affairs at New York Medical College. Dr. Tuchman received his MD degree from the University of Cincinnati, College of Medicine, and completed his Neurology Residency at the Mt. Sinai School of Medicine. Dr. Tuchman received his MBA from Columbia University in 1996. He has authored over 30 scientific papers and book chapters. Mr. Tuchman was chosen as a director of Synaptogenix because of his lengthy experience and sterling reputation in the medical field, as well as his insight as our Chief Executive Officer.

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The Board Diversity Matrix, below, provides the diversity statistics for our Board. To see our Board Diversity Matrix as of August 25, 2022, please see the proxy statement filed with the SEC on August 25, 2022.

Board Diversity Matrix (As of November 13, 2023)
Total Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	–	6	–	–
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	–	–	–	–
Alaskan Native or Native American	–	–	–	–
Asian (other than South Asian)	–	–	–	–
South Asian	–	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	–	6	–	–
Two or More Races or Ethnicities	–	–	–	–
LGBTQ+	–
Persons with Disabilities	–

Disclosure Pursuant to Rule 5605(f)(3) of the Nasdaq Listing Rules

Rule 5605(f)(2) of the Nasdaq Listing Rules requires us, as a smaller reporting company, to have, or explain why we do not have, at least two members of our Board who are “diverse,” as defined by Nasdaq, including at least one diverse director who self-identifies as female.

We acknowledge and support the general principles behind the diversity objectives set forth in Rule 5606(f)(2)(C) of the Nasdaq Listing Rules. However, the Board does not believe that achieving Nasdaq’s diversity objectives is currently feasible given the Company’s circumstances. We believe that the composition of our Board is suitable for the current scale of and goals for our business and operations. Most of our directors have served as such for several years, and all of our directors have deep familiarity with our history and operations and hold unique skillsets. We intend to continually assess our industry and the status of our business and may decide in the future, should future circumstances make it appropriate, to seek to meet the diversity objectives contemplated by Rule 5606(f)(2)(C) of the Nasdaq Listing Rules.

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Committees of our Board and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2022, there were four meetings of our Board, and the various committees of our Board met a total of nine times. No director attended fewer than 75% of the total number of meetings of our Board and of committees of our Board on which he or she served during fiscal 2022. Our Board has adopted a policy under which each member of our Board makes every effort to but is not required to attend each annual meeting of our stockholders.

Audit Committee. Our Audit Committee met four times during the fiscal year ending December 31, 2022. This committee currently has three (3) members: Mr. Bernstein, as Chairman, Mr. Singer and Mr. Schechter. Our Board has determined that all members of the Audit Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market. In addition, the Board has determined that each of Mr. Bernstein and Mr. Schechter is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K and has designated each of them to fill that role.

The Audit Committee (a) assists the Board in fulfilling its oversight of: (i) the quality and integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements relating to the Company’s financial statements and related disclosures; (iii) the qualifications and independence of the Company’s independent auditors; and (iv) the performance of the Company’s independent auditors; and (b) prepares any reports that the rules of the SEC require be included in the Company’s annual proxy statement.

The Audit Committee is responsible for the oversight of the Company’s financial reporting process on behalf of the Board and such other matters as specified in the Committee’s charter or as directed by the Board. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us (or to nominate the independent registered public accounting firm for stockholder approval), and each such registered public accounting firm must report directly to the Audit Committee. Our Audit Committee must approve in advance all audit, review and attest services and all non-audit services (including, in each case, the engagement and terms thereof) to be performed by our independent auditors, in accordance with applicable laws, rules and regulations.

A copy of the Audit Committee’s written charter is publicly available on our website at ir.synaptogen.com/corporate-governance.

Compensation Committee. Our Compensation Committee met one time during the fiscal year ending December 31, 2022. This committee currently has three (3) members: Mr. Silverman as Chairman, Mr. Bernstein and Mr. Singer. Our Board has determined that all members of the Compensation Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

The Compensation Committee (i) assists the Board in discharging its responsibilities with respect to compensation of the Company’s executive officers and directors, (ii) evaluates the performance of the executive officers of the Company, and (iii) administers the Company’s stock and incentive compensation plans and recommends changes in such plans to the Board as needed.

A copy of the Compensation Committee’s written charter is publicly available on our website at ir.synaptogen.com/corporate-governance.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee did not meet during the fiscal year ending December 31, 2022. This committee currently has three (3) members: Mr. Singer, as Chairman, Mr. Bernstein and Mr. Silverman. Our Board has determined that all members of the Nominating and Corporate Governance Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

The Nominating and Corporate Governance Committee assists the Board in (i) identifying qualified individuals to become directors, (ii) determining the composition of the Board and its committees, (iii) developing succession plans for executive officers, (iv) monitoring a process to assess Board effectiveness, and (v) developing and implementing the Company’s corporate governance procedures and policies. The Nominating and Corporate Governance Committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our Board and its committees.

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The Nominating and Corporate Governance Committee considers any timely submitted and qualified director candidates recommended by any security holder entitled to vote in an election of Directors. To date no security holders have made any such recommendations.

Generally, the Nominating and Corporate Governance Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating and Corporate Governance Committee will evaluate a candidate’s qualifications in accordance with its written charter. Threshold criteria include personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our stockholders. Our Nominating and Corporate Governance Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.

Pursuant to our bylaws, nominations of persons for election to the Board at an annual meeting or at any special meeting of stockholders for the purpose of electing directors may be made by or at the direction of the Board, by any nominating committee or person appointed for such purpose by the Board, or by any stockholder of record entitled to vote for the election of directors at the meeting who complies with the following notice procedures. Such nominations, other than those made by, or at the direction of, or under the authority of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company by a stockholder of record at such time. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than 90 nor more than 120 days prior to the one-year anniversary of the date of the annual meeting of the previous year; provided, however, that if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received no earlier than 120 days prior to such annual meeting and not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders for the purpose of electing directors, not earlier than 120 days prior to such special meeting and not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. Such stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company, if any, which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act or other applicable law; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder.

The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and the defective nomination will be disregarded.

A copy of the Nominating and Corporate Governance Committee’s written charter, including its appendices, is publicly available on our website at ir.synaptogen.com/corporate-governance.

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Compensation Committee Interlocks and Insider Participation.

The Compensation Committee consists of Mr. Silverman as Chairman, Mr. Singer and Mr. Bernstein. No member of the Compensation Committee has been an officer or employee of the Company. None of our executive officers serves on the Board or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee, except that Mr. Weinstein, our Chief Financial Officer, serves on the board of directors of PharmaCyte Biotech, Inc. where Mr. Silverman, Chairman of our Compensation Committee and a member of our Board, is serving as Interim Chief Executive Officer, Interim President and Chairman.

Board Leadership Structure and Role in Risk Oversight

Our Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board is to oversee our management and, in doing so, serve our best interests and the best interests of our stockholders. Our Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Our Board also participates in decisions that have a potential major economic impact on us. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at Board and committee meetings.

Our corporate governance practices do not indicate a particular board structure, and our Board has the flexibility to select its chair and our chief executive officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the positions of Chair and the Chief Executive Officer may be filled by either one individual or two individuals. The Board has elected to separate the positions of Chair and Chief Executive Officer.

Effective risk oversight is an important priority of the Board. Because risks are considered in virtually every business decision, the Board discusses risk throughout the year generally or in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in our business and strategy, evaluating our risk management processes, allocating responsibilities for risk oversight among the full Board, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

Our officers are appointed by our Board and hold office until they resign or are removed from office by the Board. Mr. Silverman, Mr. Singer, Mr. Bernstein and Mr. Schechter qualify as independent directors.

Stockholder Communications to our Board

Generally, stockholders who have questions or concerns should contact our Investor Relations team at 800-811-559. However, any stockholders who wish to address questions regarding our business directly with our Board, or any individual director, should direct his or her questions in writing to the Chairman of our Board at 1185 Avenue of the Americas, 3rd Floor, New York, NY 10036, or via e-mail at ir@synaptogen.com. Communications will be distributed to our Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our Board may be excluded, such as:

•	junk mail and mass mailings;
•	resumes and other forms of job inquiries;
•	surveys; and
•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

Hedging Policy

The Company has a policy that prohibits executives and directors from engaging in any transaction in which they may profit from short-term speculative swings in the value of the Company’s securities. This includes “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) or “short sales against the box” (selling owned, but not delivered securities), and “put” and “call” options.

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Our Insider Trading Policy provides that no employee, officer or director may acquire, sell or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option or a short sale (including a short sale “against the box”), or engage in hedging transactions (including “cashless collars”).

Executive Officers

The following table sets forth certain information as of November 13, 2023 regarding our executive officer who is not also a director.

Name	Age	Position
Robert Weinstein	63	Chief Financial Officer, Secretary and Executive Vice President

Robert Weinstein — Chief Financial Officer, Executive Vice President, Treasurer and Secretary. Mr. Weinstein joined Neurotrope in June 2013 as its acting Chief Financial Officer and has continued to serve in that role for Synaptogenix following the Spin-Off. In addition, Mr. Weinstein performs work as a consultant for Petros Pharmaceuticals, Inc., which is the surviving company from the merger of Metuchen and Neurotrope. He has extensive accounting and finance experience, spanning more than 30 years, as a public accountant, investment banker, healthcare private equity fund principal and chief financial officer. From September 2011 to the present, Mr. Weinstein has been an independent consultant for several healthcare companies in the pharmaceutical and biotechnology industries. From March 2010 to August 2011, he was the Chief Financial Officer of Green Energy Management Services Holdings, Inc., an energy consulting company. From August 2007 to February 2010, Mr. Weinstein served as Chief Financial Officer of Xcorporeal, Inc., a development-stage medical device company which was sold in March 2010 to Fresenius Medical USA, the largest provider of dialysis equipment and services worldwide. Mr. Weinstein also serves as a member of the Board of Directors of Xwell, Inc. (Formerly Xpresspa Group, Inc. (Nasdaq: XWEL), a health and wellness company whose core asset, XpresSpa, is a leading airport retailer of spa services and related health and wellness products, Oblong, Inc. (Nasdaq: OBLG), a company providing multi-stream collaboration technologies and managed services for video collaboration and network applications, and PharmaCyte Biotech, Inc (Nasdaq: PMCB), a biotechnology company focusing on developing and commercializing cellular therapies for cancer, diabetes, and malignant ascites. Mr. Weinstein received his MBA degree in finance and international business from the University of Chicago Graduate School of Business, is a Certified Public Accountant (inactive), and received his BS degree in accounting from the State University of New York at Albany.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or accrued by Synaptogenix and Neurotrope, Inc., our predecessor company (“Neurotrope”), during the last two fiscal years ended December 31, 2022, except that following our spin-off from Neurotrope (the “Spin-Off”), the table sets for information concerning the total compensation paid or accrued by us, to (i) all individuals that served as our principal executive officer or acted in a similar capacity for us at any time during the fiscal year ended December 31, 2022; (ii) the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at December 31, 2022; and (iii) up to two additional individuals for whom disclosure would have been required pursuant to clause (ii) above but for the fact that the individual was not serving as an executive officer at December 31, 2022 (collectively, the “named executive officers”).

The Compensation Committee of the Board is responsible for determining executive compensation.

Name & Principal Position	Fiscal Year Ended December 31	Salary ($)	Bonus ($)(2)	Stock Awards ($)(5)	Options Awards ($)(6)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation (3)(4)	Total ($)
Dr. Alan J. Tuchman Chief Executive Officer (1)	2022	222,000	150,000	—	374,847	—	—	2,795	749,642
	2021	222,000	150,000	585,000	106,759	—	—	4,140	1,067,899
Robert Weinstein CFO, Secretary and Executive Vice President	2022	318,830	150,000	—	362,461	—	—	52,053	883,344
	2021	300,780	150,000	585,000	94,706	—	—	54,265	1,184,751
Daniel L. Alkon MD President and CSO	2022	300,000	150,000	—	362,461	—	—	—	812,461
	2021	325,000	150,000	780,000	266,028	—	—	—	1,496,028

(1)	Dr. Tuchman was acting Chief Medical Officer until November 2020.

(2)	$150,000 to be paid in 2023 for 2022 and $150,000 paid in March 2022 for 2021 for Mr. Weinstein and Drs. Tuchman and Alkon.

(3)	Mr. Weinstein and Dr. Tuchman’s 2021 and 2022 amounts reflect healthcare payments and insurance premiums paid on their behalf.

(4)	Dr. Tuchman, pursuant to his employment letter dated December 2, 2020, was awarded 12,575 stock options which were approved by the Board on January 19, 2021.

(5)	Represents restricted stock units valued at time of grant. Such restricted stock units were 100% vested in December 2022. Dr. Alkon forfeited 36,250 restricted stock units with a fair value of $353,437 in 2022.

(6)	These amounts represent the aggregate grant date fair value of options granted to each named executive officer in 2022 computed in accordance with FASB ASC Topic 718.

Executive Employment Arrangements

We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans.

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Except as indicated below, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.

Narrative Disclosure to Summary Compensation Table

Alan J. Tuchman, MD. Synaptogenix is party to an offer letter (as amended to date, the “Tuchman Agreement”) as of December 7, 2020 with Alan J. Tuchman, MD, pursuant to which Dr. Tuchman serves as Synaptogenix’s Chief Executive Officer. Under the terms of the Tuchman Agreement, Dr. Tuchman receives an initial annual base salary of $222,000, with an annual discretionary bonus of up to 50% of his base salary then in effect. Dr. Tuchman also received an initial equity grant of options to purchase a number of shares of common stock equal to at least 1% of the Company’s outstanding shares of common stock immediately following the Spin-Off. As of December 7, 2021, such options are fully vested. The term of Dr. Tuchman’s employment pursuant to the offer letter was initially one year, which was to be extended automatically for six month periods unless either party gave timely written notice. On August 4, 2022, Synaptogenix entered into an amendment to the Tuchman Agreement to extend the term of Dr. Tuchman’s employment through June 7, 2023, and on June 16, 2023, the Company entered into a second amendment to the Tuchman Agreement to extend the term of Dr. Tuchman’s employment through June 7, 2024, with automatic monthly renewals thereafter unless earlier terminated by either party. Pursuant to the Tuchman Agreement, if Dr. Tuchman is terminated without cause, Dr. Tuchman shall be entitled to severance equal to six months of Dr. Tuchman’s annual base salary.

Robert Weinstein. Upon the Spin-Off, Synaptogenix assumed Robert Weinstein’s employment agreement with Neurotrope, dated as of October 1, 2013, pursuant to which Mr. Weinstein serves as the Synaptogenix’s Chief Financial Officer and Executive Vice President. Neurotrope agreed to pay Mr. Weinstein a discretionary annual bonus of up to 50% of his annual base salary for all years beginning January 1, 2015, to be earned and payable based upon attainment of annual performance goals as determined by the Neurotrope board of directors or a committee thereof. Mr. Weinstein was not paid a bonus in 2017 or in 2018. Mr. Weinstein’s annual bonus opportunity may be periodically reviewed and increased at the discretion of the Board or a committee thereof. Mr. Weinstein is also eligible to participate in all Synaptogenix benefits generally available to the Synaptogenix’s officers in accordance with the terms of those benefit plans and all retirement, life, disability, medical and dental plan benefits generally available to the Synaptogenix’s officers in accordance with the terms of those plans.

If Mr. Weinstein’s employment is terminated by Synaptogenix for a reason other than cause or by him for good reason, and subject to his compliance with other terms of Mr. Weinstein’s employment agreement, and certain other conditions, then Synaptogenix will pay him a severance amount equal to his annual base salary, payable in a single lump sum. In addition, if he elects health care continuation coverage under COBRA, Synaptogenix will pay for such health insurance coverage for a period of 18 months following the termination of his employment, as the same rate as it pays for health insurance coverage for its active employees (with Mr. Weinstein required to pay for any employee-paid portion of such coverage). If Mr. Weinstein’s employment is terminated by non-renewal or due to his death or disability, he will be entitled to any unpaid prorated annual bonus for the year in which his employment terminates. Subject to earlier termination by Mr. Weinstein’s death or disability, or by Synaptogenix for cause, the term of Mr. Weinstein’s employment agreement is four years and will be extended automatically for successive one-year periods, unless either party gives written notice of termination to the other party at least 90 days prior to the end of the then-current term.

Daniel L. Alkon, M.D. Effective September 23, 2016, Neurotrope appointed Dr. Daniel Alkon, M.D., as President of Neurotrope. Dr. Alkon continues to serve as Synaptogenix’s Chief Scientific Officer following the Spin-Off. On January 4, 2017, Neurotrope agreed to compensate Dr. Alkon with compensation of $25,000 per month until May 31, 2017. Since that time, Dr. Alkon has received annual compensation of $300,000.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

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Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Potential Payments upon Termination or Change-In-Control

Pursuant to the Tuchman Agreement, if Dr. Tuchman is terminated without Cause, Dr. Tuchman shall be entitled to severance equal to six months of Dr. Tuchman’s annual base salary. Synaptogenix is party to an employment agreement dated as of October 1, 2013, with Robert Weinstein, pursuant to which he serves as Neurotrope’s Chief Financial Officer and Executive Vice President. If Mr. Weinstein’s employment is terminated by the Company for a reason other than cause or by him for good reason, and subject to his compliance with other terms of Mr. Weinstein’s employment agreement, and certain other conditions, then Neurotrope will pay him a severance amount equal to his annual base salary, payable in a single lump sum. In addition, if he elects health care continuation coverage under COBRA, Neurotrope will pay for such health insurance coverage for a period of 18 months following the termination of his employment, as the same rate as it pays for health insurance coverage for its active employees (with Mr. Weinstein required to pay for any employee-paid portion of such coverage). If Mr. Weinstein’s employment is terminated by non-renewal or due to his death or disability, he will be entitled to any unpaid prorated annual bonus for the year in which his employment terminates.

2020 Equity Incentive Plan

In connection with the Spin-Off, we adopted the 2020 Equity Incentive Plan (the “2020 Plan”) in November 2020. The purpose of the 2020 Plan is to allow non-employee directors and selected employees, officers and consultants (“Grantees”) to acquire equity ownership in the Company, thereby strengthening their commitment to the Company’s success and incentivizing their efforts on behalf of the Company. The 2020 Plan is also intended to assist the Company in attracting new employees and Board members and retaining existing ones. Finally, the 2020 Plan supports and increases our ability to facilitate the sustained progress, growth and profitability of the Company.

On April 7, 2021, the Company’s stockholders approved an amendment to the 2020 Plan to increase the total number of shares of common stock from 250,000 to an aggregate of 625,000 shares of common stock, and on October 11, 2022, the Company’s stockholders approved an amendment to the 2020 Plan to increase the total number of shares of common stock from 625,000 to an aggregate of 1,375,000 shares of common stock.

The Compensation Committee of our Board (the “Committee”) administers the 2020 Plan and has full power to grant stock options and common stock, construe and interpret the 2020 Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, as it believes reasonable and proper. Any decision made or action taken by the Committee arising out of or in connection with the interpretation and administration of the 2020 Plan will be final and conclusive. The Committee, in its absolute discretion, may award common stock to employees, consultants, and directors of the Company, and such other persons as the Committee may select, and permit holders of options to exercise such options prior to full vesting.

In the event that our outstanding common stock is changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, combination of shares, stock split-up or stock dividend, equitable adjustment will be made to the aggregate number and kind of shares subject to stock options which may be granted under the 2020 Plan.

The Committee may at any time, and from time to time, suspend or terminate the 2020 Plan in whole or in part or amend it from time to time in such respects as it may deem appropriate and in our best interest.

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Outstanding Equity Awards at 2022 Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2022, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.

	Option Awards
				Equity
				Incentive
				Plan
				Awards:
	Number Of	Number of		Number of
	Securities	Securities		Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised	Option	Option
	Options (#)	Options (#)		Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable		Options (#)	Price ($)	Date
(a)	(b)	(c)		(d)	(e)	(f)
Dr. Alan J. Tuchman Chief Executive Officer	12,575	—		—	$9.84	01/13/2031
	4,613	1,537	(1)	—	$7.29	02/16/2032
	34,425	34,425	(2)	—	$6.07	11/15/2032

Robert Weinstein CFO, Secretary and Executive Vice	11,125	—		—	$9.84	1/13/2031
	37,500	37,500	(2)	—	$6.07	11/15/2032
	31,250	—		—	$9.84	01/13/2031

President Daniel L. Alkon MD President and CSO	37,500	37,500	(2)	—	$6.07	11/15/2032

(1)       The options vested in full on January 13, 2023.

(2)       The options vested in full on May 15, 2023.

Director Compensation

Synaptogenix reimburses all of its directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board. On March 12, 2021, the Board adopted a nonemployee director compensation policy (the “Original Director Compensation Policy”). The Original Director Compensation Policy provided for the annual automatic grant of nonqualified stock options to purchase up to 6,000 shares of Synaptogenix’s common stock to each of Synaptogenix’s non-employee directors. Such grants occurred annually on the fifth business day after the filing of Synaptogenix’s Annual Report on Form 10-K and vested on the one-year anniversary from the date of grant subject to the director’s continued service on the Board on the vesting date. The Original Director Compensation Policy also provided for the automatic grant of nonqualified stock options to purchase up to 4,800 shares of Synaptogenix’s common stock, plus options to purchase an additional 1,200 shares of common stock for service on a committee of the Board, to each newly appointed director following the date of his or her appointment. Such options vested as follows: fifty percent (50%) on the date of the grant, twenty-five percent (25%) on the one-year anniversary from the date of the grant, and twenty-five percent (25%) on the two-year anniversary from the date of the grant, subject to the director’s continued service on the Board on the applicable vesting dates. Each nonemployee director also received an annual retainer in the amount of $120,000 for Synaptogenix’s Chairman of the Board, $80,000 for the Vice Chairman of the Board and $25,000 for each other nonemployee Board member. In addition, the Chairman of each of the Audit, Compensation, and Nominating and Corporate Governance Committees received an additional $40,000 retainer.

On March 29, 2023, the Board adopted an amended and restated non-employee director compensation policy (the “A&R Director Compensation Policy”). The A&R Director Compensation Policy provides for the annual automatic grant of nonqualified stock options to purchase up to 20,000 shares of Synaptogenix’s common stock to each of Synaptogenix’s non-employee directors. Such grants occur annually on the fifth business day after the filing of Synaptogenix’s Annual Report on Form 10-K and vest on the one-year anniversary from the date of grant subject to the director’s continued service on the Board on the vesting date. The A&R Director Compensation Policy also provides for the automatic grant of nonqualified stock options to purchase up to 20,000 shares of Synaptogenix’s common stock to each newly appointed director following the date of his or her appointment. Such options vested as follows: fifty percent (50%) on the date of the grant, twenty-five percent (25%) on the one-year anniversary from the date of the grant, and twenty-five percent (25%) on the two-year anniversary from the date of the grant, subject to the director’s continued service on the Board on the applicable vesting dates. Each nonemployee director also receives an annual retainer in the amount of $120,000 for Synaptogenix’s Chairman of the Board, $100,000 for the Vice Chairman of the Board and $60,000 for each other nonemployee Board member.

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The following table provides information concerning the compensation of Synaptogenix’s directors for the year ended December 31, 2022.

				Non-equity
	Fees			incentive	Non-qualified
	earned			plan	deferred	All other
	or paid	Stock	Option	compensation	compensation	Compensation
Name (a)	in cash ($)(b)	awards ($)(c)(6)	awards ($)(d)(1)	($)(e)	earnings ($)(f)	($)(g)	Total ($)(h)
Joshua Silverman (2)	240,000	—	362,461	—	—	—	602,461
William S. Singer	80,000	—	362,461	—	—	—	442,461
Alan J. Tuchman (3)	—	—	—	—	—	—	—
Daniel Alkon (4)	—	—	—	—	—	—	—
Bruce T. Bernstein	40,000	—	362,461	—	—	—	402,461
Jonathan L. Schechter	40,000	—	347,962	—	—	—	387,962

(1) These amounts represent the aggregate grant date fair value of options granted to each director in 2022 computed in accordance with FASB ASC Topic 718.

(2) Fees represent payments for consulting services provided by Mr. Silverman and Chairman of the Board fees.

(3) Dr. Tuchman joined the Board on December 2, 2020. His compensation for 2022 is included in the Summary Compensation Table.

(4) Dr. Alkon joined the Board on December 2, 2020. His compensation for 2022 is included in Summary Compensation Table.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2022.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	741,850	$6.15	222,150
Equity compensation plans not approved by security holders	—	—	—
Total	741,850	$6.15	222,150

(1)	The only equity compensation plan approved by stockholders is the Synaptogenix, Inc. 2020 Equity Incentive Plan, under which 1,375,000 shares are authorized for issuance.

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REPORT OF AUDIT COMMITTEE

The audit committee of our Board, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Capital Market, has furnished the following report:

The audit committee assists our Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our Board, which is available on our website at ir.synaptogen.com/corporate-governance. This committee reviews and reassesses its charter annually and recommends any changes to our Board for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Morison, our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year 2021, the audit committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and Morison;

•	Discussed with Morison the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and

•	Received written disclosures and the letter from Morison regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Morison’s communications with the audit committee and the audit committee further discussed with Morison their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and Morison, the audit committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Members of the Synaptogenix Audit Committee

Bruce T. Bernstein
William S. Singer
Jonathan L. Schechter

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee Charter requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our audit committee. Any request for such a transaction must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider all available information deemed relevant by the audit committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

We believe that the transactions and agreements discussed below (including renewals of any existing agreements) between us and related third parties are at least as favorable to us as could have been obtained from unrelated parties at the time they were entered into.

SMCM Consulting Agreement

On August 4, 2016, Neurotrope entered into a consulting agreement with SM Capital Management, LLC (“SMCM”), a limited liability company owned and controlled by the Company’s Chairman of the Board, Mr. Joshua N. Silverman (the “Consulting Agreement”). Pursuant to the Consulting Agreement, SMCM shall provide consulting services which shall include, but not be limited to, providing business development, financial communications and management transition services, for a one-year period, subject to annual review thereafter. SMCM’s annual consulting fee is $120,000, payable by the Company in monthly installments of $10,000. In addition, SMCM shall be reimbursed for (i) all pre-approved travel in connection with the consulting services to the Company, (ii) upon submission to the Company of appropriate vouchers and receipts, for all other out-of-pocket expenses reasonably incurred by SMCM in furtherance of the Company’s business. This contract was assigned to Synaptogenix on December 1, 2020.

2022 Private Placement

In November 2022, we issued 6,750 Preferred Shares and warrants to purchase 870,968 shares of common stock (the “Warrants”) to Intracoastal Capital, LLC (“Intracoastal”), a greater than 5% stockholder, for an aggregate purchase price of $6,750,000.

The terms of the Preferred Shares are as set forth in the Certificate of Designations for the Preferred Shares, as amended to date (the “Certificate of Designations”). The Preferred Shares are convertible into shares of common stock at the election of Intracoastal at any time at an initial conversion price of $7.75 (the “Conversion Price”). The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of common stock, or securities convertible, exercisable or exchangeable for common stock, at a price below the then-applicable Conversion Price (subject to certain exceptions). We are required to redeem the Preferred Shares in 15 equal monthly installments, which commenced on June 1, 2023. The amortization payments due upon such redemption are payable, at our election, in cash, or subject to certain limitations, in shares of common stock valued at the lower of (i) the Conversion Price then in effect and (ii) the greater of (A) a 15% discount to the average of the three lowest closing prices of the common stock during the thirty trading day period immediately prior to the date the amortization payment is due or (B) the lower of $1.25 and 20% of the Minimum Price (as defined in Rule 5635 of the Rule of the Nasdaq Stock Market) on the date of receipt of Nasdaq Stockholder Approval (as defined in the Certificate of Designations); provided that if the amount set forth in clause B is the lowest effective price, we may be required to pay the amortization payment in cash. We may require Intracoastal to convert its Preferred Shares into shares of common stock if the closing price of the common stock exceeds $11.625 per share for 20 consecutive trading days and the daily trading volume of the common stock exceeds 100,000 shares per day during the same period and certain equity conditions described in the Certificate of Designations are satisfied.

Intracoastal is entitled to dividends of 7% per annum, compounded monthly, which are payable in cash or shares of common stock at our option, in accordance with the terms of the Certificate of Designations. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Certificate of Designations), the Preferred Shares will accrue dividends at the rate of 15% per annum. Upon conversion or redemption, Intracoastal is entitled to receive a dividend make-whole payment. Intracoastal no voting rights on account of the Preferred Shares, other than with respect to certain matters affecting the rights of the Preferred Shares.

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The Warrants were immediately exercisable upon issuance, are exercisable for shares of common stock at an exercise price of $7.75 per share (the “Exercise Price”) and expire five years from the date of issuance. The Exercise Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of common stock, or securities convertible, exercisable or exchangeable for common stock, at a price below the then-applicable Exercise Price (subject to certain exceptions).

Policy and Procedures Governing Related Person Transactions

Our Audit Committee utilizes procedures in evaluating the terms and provisions of proposed related party transactions or agreements in accordance with the fiduciary duties of directors under Delaware law. Our related party transaction procedures contemplate Audit Committee review and approval of all new agreements, transactions or courses of dealing with related parties, including any modifications, waivers or amendments to existing related party transactions. We will test to ensure that the terms of related party transactions are at least as favorable to us as could have been obtained from unrelated parties at the time of the transaction. The Audit Committee will consider, at a minimum, the nature of the relationship between us and the related party, the history of the transaction (in the case of modifications, waivers or amendments), the terms of the proposed transaction, our rationale for entering into the transaction and the terms of comparable transactions with unrelated third parties. In addition, management and internal audit will annually analyze all existing related party agreements and transactions and review them with the Audit Committee.

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Proposal No. 1

ELECTION OF DIRECTORS

On October 26, 2023, our Board nominated Alan Tuchman, M.D. and Daniel L. Alkon, M.D. for election at the annual meeting. Our Board currently consists of six members, classified into three classes as follows: Joshua N. Silverman and William S. Singer constitute a class with a term ending in 2024; Bruce T. Bernstein and Jonathan L. Schechter constitute a class with a term ending in 2025; and Alan Tuchman, M.D. and Daniel L. Alkon, M.D. constitute a class with a term which expires at the upcoming annual meeting. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

Our Board has voted to nominate Alan Tuchman, M.D. and Daniel L. Alkon, M.D. for election at the annual meeting for a term of three years to serve until the 2026 annual meeting of stockholders, and until their respective successors are elected and qualified. The Class I directors (Bruce T. Bernstein and Jonathan L. Schechter) and the Class III directors (Joshua N. Silverman and William S. Singer) will serve until the Annual Meetings of Stockholders to be held in 2025 and 2024, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Alan Tuchman, M.D. and Daniel L. Alkon, M.D. as directors. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our Board may recommend in that nominee’s place. We have no reason to believe that either nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted for each nominee at the annual meeting is required to elect each nominee as a director.

THE board Recommends The Election OF Alan Tuchman, M.D. and Daniel L. Alkon, M.D. As Directors, And Proxies Solicited By THE board Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The Proxy.

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Proposal No. 2

APPROVAL OF REVERSE STOCK SPLIT

General

On October 26, 2023, the Board unanimously approved, subject to stockholder approval, a certificate of amendment to our Charter (the “Amendment”) to effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock at a ratio of not less than 1-for-8 and not more than 1-for-25, with the exact ratio to be set within this range by our Board at its sole discretion (the “Reverse Stock Split”). Upon the effectiveness of the Amendment, the issued shares of common stock will be reclassified into a smaller number of shares, such that a stockholder will own one new share of common stock for every 8 to 25 shares (as determined by the Board) of issued common stock held by that stockholder immediately prior to such effectiveness.

If our stockholders approve the Reverse Stock Split, our Board would have the sole discretion to determine (i) whether to effect the Reverse Stock Split and (ii) how to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than 1-for-8 and not more than 1-for-25. We believe that enabling our Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits to us and our stockholders, as described below. The determination of the ratio of the Reverse Stock Split will be based on a number of factors, which are described further below under the heading “Criteria to be Used for Decision to Apply the Reverse Stock Split.”

If our stockholders approve the Reverse Stock Split and the Board determines to proceed with effecting the Reverse Stock Split, the Reverse Stock Split would become effective upon the time specified in the Amendment following filing of the Amendment with the Secretary of State of the State of Delaware (the “Secretary of State”). The exact timing of the filing of the Amendment and the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. Our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the Amendment and the Reverse Stock Split if, at any time prior to the filing of the Amendment with the Secretary of State, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The primary purpose for effecting the Reverse Stock Split is to increase the per-share trading price of our common stock to:

•	maintain the listing of our common stock on the Nasdaq Stock Market (“Nasdaq”) and avoid delisting of our common stock from Nasdaq in the future on the basis of the Minimum Bid Price Requirement (as defined below);

•	broaden the pool of investors that may be interested in investing in our company by attracting new investors who would prefer not to invest in shares that trade at lower share prices; and

•	make our common stock a more attractive investment to institutional investors.

In evaluating whether to effect the Reverse Stock Split, our Board has considered and will continue to consider negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts, and other stock market participants and the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. In recommending the Reverse Stock Split, our Board determined that the potential benefits significantly outweigh these potential negative factors.

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Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the Reverse Stock Split, our Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-8 to 1-for-25 range, would be determined by our Board and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board will consider, among other things, factors such as:

•	Nasdaq’s minimum price per share requirements;

•	the historical trading prices and trading volume of our common stock;

•	the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•	business developments affecting us; and

•	prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

The Board is seeking authority to effect the Reverse Stock Split with the primary intent of increasing the price of our common stock to meet the price criteria for continued listing on Nasdaq. Our common stock is publicly traded and listed on The Nasdaq Capital Market under the symbol “SNPX.” The Board believes that, in addition to increasing the price of our common stock to meet the price criteria for continued listing on The Nasdaq Capital Market, the Reverse Stock Split would also make our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and the stockholders’ best interests.

On April 24, 2023, we received written notice from the Listing Qualifications Department of Nasdaq notifying us that for the preceding 30 consecutive business days, our common stock did not maintain a minimum closing bid price of $1.00 per share as required by Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The notice had no immediate effect on the listing or trading of the Company’s common stock, and the common stock has continued and will continue to trade on The Nasdaq Capital Market under the symbol “SNPX” at this time.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we had an initial grace period of 180 calendar days, or until October 23, 2023 (the “Initial Compliance Period”), to regain compliance with Nasdaq Listing Rule 5550(a)(2). Compliance could be achieved automatically and without further action if the closing bid price of the Company’s stock remained at or above $1.00 for a minimum of 10 consecutive business days at any time during the Initial Compliance Period, in which case Nasdaq will notify the Company of its compliance and the matter will be closed. On October 24, 2023, we received a notice from the Listing Qualifications Department informing us that Nasdaq granted us an additional 180 calendar days, or until April 22, 2024 (the “Second Compliance Period”), to regain compliance with the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market under Nasdaq Marketplace Rule 5550(a)(2). If compliance cannot be demonstrated to Nasdaq’s satisfaction during the Second Compliance Period, Nasdaq will provide written notification that our common stock will be delisted.

If, however, the Company does not achieve compliance with the Minimum Bid Price Requirement by April 22, 2024, the Company may be eligible for additional time to comply. In order to be eligible for such additional time, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and must notify Nasdaq in writing of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary.

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In the event we are delisted from Nasdaq, the only established trading market for our common stock would be eliminated, and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade or obtain accurate price quotations for our shares. Delisting would likely also reduce the visibility, liquidity, and value of our common stock, reduce institutional investor interest in our company, and may increase the volatility of our common stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Stock Split may help us avoid delisting from Nasdaq and any resulting consequences.

In addition, our Board believes that the increase in the market price of our common stock that will result from the Reverse Stock Split could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our Board believes that the higher share price that may result from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.

The Reverse Stock Split may not result in a permanent increase in the market price of our common stock, which will continue to be dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that the total market capitalization of our common stock after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split. Also, we cannot assure you that the Reverse Stock Split will lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions, and the market perception of our business. You should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.

While our Board has proposed the Reverse Stock Split to bring the price of our common stock back above $1.00 per share to meet the requirements for the continued listing of our common stock on Nasdaq, there is no guarantee that the price of our common stock will not decrease in the future, or that our common stock will remain in compliance with Nasdaq listing standards. Additionally, there can be no guarantee that the closing bid price of our common stock will remain at or above $1.00 for 10 consecutive trading days, whether following the Reverse Stock Split or otherwise, which is required to cure our current Nasdaq listing standard deficiency.

Further, the liquidity of our common stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the expected increase in stock price as a result of the Reverse Stock Split is not sustained. For instance, the Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If we effect the Reverse Stock Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

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Effect of the Reverse Stock Split

If our stockholders approve the Reverse Stock Split and our Board elects to effect the Reverse Stock Split, we would adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the effective time of the Reverse Stock Split, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.

The Reverse Stock Split would be effected simultaneously for all outstanding shares of our common stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not change any stockholder’s percentage ownership interest in our company, except to the extent that the Reverse Stock Split results in any of our stockholders owning fractional shares. We will not issue any fractional shares as a result of the Reverse Stock Split, and in lieu thereof any stockholders that would otherwise be entitled to receive a fractional share will be entitled to a cash payment. The Reverse Stock Split would not change the terms of our common stock. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Reverse Stock Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.

After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Stock Split, except to the extent of their ownership in shares of our common stock and securities exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our common stock and securities exercisable for our common stock.

Authorized Shares of Common Stock

We are currently authorized under our Charter to issue up to a total of 151,000,000 shares of capital stock, comprised of 150,000,000 shares of common stock and 1,000,000 shares of preferred stock. While the Reverse Stock Split would decrease the number of outstanding shares of our common stock, it would not change the number of authorized shares under our Amended and Restated Certificate of Incorporation, as amended. Consequently, the Reverse Stock Split would have the effect of increasing the number of shares of common stock available for issuance under our Amended and Restated Certificate of Incorporation, as amended. Our Board believes that such an increase is in our and our stockholders’ best interests as it would provide us with greater flexibility to issue shares of common stock in connection with possible future financings as under our equity incentive plans and for other general corporate purposes.

By increasing the number of authorized but unissued shares of common stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of our Board. For example, our Board might be able to delay or impede a takeover or transfer of control of our company by causing such additional authorized but unissued shares to be issued to holders who might side with our Board in opposing a takeover bid that the Board determines is not in the best interests of our company or our stockholders. The Reverse Stock Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split could have the effect of permitting our current management, including our current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board is not aware of any attempt to take control of our company and the Board did not authorize the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

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Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

If stockholders approve the Reverse Stock Split, and if our Board determines to effect the Reverse Stock Split (with the ratio to be determined in the discretion of the Board within the parameters described), we will file with the Secretary of State of the State of Delaware the Amendment reflecting such reverse stock split ratio determined by the Board. The Reverse Stock Split will become effective at the time and on the date of filing of, or at such later time as is specified in, the Amendment, which we refer to as the “effective time” and the “effective date,” respectively. The effective time of the Amendment shall be determined in the discretion of our Board and in accordance with applicable law. Beginning at the effective time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Stock Split.

Our Board has approved the Amendment. The ratio of the Reverse Stock Split, within the parameters described, and the implementation and timing of such Reverse Stock Split shall be determined in the discretion of our Board.

If the Reverse Stock Split is implemented, our transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No written confirmations will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to our transfer agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Our common stock will also receive a new CUSIP number.

Certain of our registered stockholders hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not hold physical certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds shares of common stock in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares or payment in lieu of fractional shares, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the Reverse Stock Split.

Upon the Reverse Stock Split, we intend to treat stockholders holding our common stock in “street name,” through a broker, bank or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Brokers, banks or other nominees will be instructed to effect a reverse stock split for their beneficial holders holding our common stock in “street name.” However, these brokers, banks or other nominees may have different procedures than registered stockholders for processing a reverse stock split. If you hold your shares with a broker, bank or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio would be entitled to receive a cash payment in lieu thereof at a price equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the closing price of our common stock as reported on Nasdaq on the effective date of the Reverse Stock Split.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, or our Amended and Restated Certificate of Incorporation, as amended, or our Amended and Restated Bylaws, provide a right to our stockholders to dissent and obtain an appraisal of, or payment for, such stockholders’ capital stock.

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Accounting Matters

The Reverse Stock Split would not affect the per-share par value of our common stock, which would remain at $0.0001 par value per share, while the number of outstanding shares of common stock would decrease in accordance with the Reverse Stock Split ratio. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet would decrease, and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Stock Split, the reported per-share net income or loss would be higher because there would be fewer shares of common stock outstanding, and we would adjust historical per share amounts set forth in our future financial statements.

Reservation of Right to Abandon the Amendment to our Restated Certificate of Incorporation, As Amended

Our Board reserves the right to abandon Amendment described in this proposal without further action by our stockholders at any time before the effective time, even if stockholders approve such amendment at the special meeting. By voting in favor of the Amendment, stockholders are also expressly authorizing the Board to determine not to proceed with and abandon the Reverse Stock Split if it should so decide.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes the material U.S. federal income tax consequences of the proposed Reverse Stock Split to us and to U.S. Holders (as defined below). This discussion is based on the Internal Revenue Code of 1986, as amended, which we refer to as the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service, which we refer to as the IRS, in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below, and there can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code ), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities, commodities or currencies, stockholders who hold our common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, persons who acquired their common stock pursuant to the exercise of employee stock options or otherwise as compensation, or U.S. Holders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.

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In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local, and non-U.S. tax law consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after, or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Stock Split may not be the same for all stockholders.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the proposed Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequences.

Tax Consequences to the Company.

The proposed Reverse Stock Split is intended to be treated as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code. As a result, we should not recognize taxable income, gain, or loss in connection with the proposed Reverse Stock Split.

Tax Consequences to U.S. Holders.

A U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor (reduced by the amount of such basis that is allocated to any fractional share of our common stock). The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of our common stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short-term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long-term if held for more than one year.

A U.S. Holder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Stock Split. A U.S. Holder of our common stock will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local, and foreign tax consequences to you of the proposed Reverse Stock Split.

In order to approve this proposal, assuming that a quorum is present at the special meeting, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the Reverse Stock Split proposal is required for the proposal to pass.

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE OF THE REVERSE STOCK SPLIT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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Proposal No. 3

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN

General

Our Board is requesting that our stockholders approve the adoption of an amendment, attached as Appendix A to this Proxy Statement, to our Synaptogenix, Inc. 2020 Equity Incentive Plan (the “Plan”), which amendment was approved by the Board on October 26, 2023 effective upon approval by our stockholders at the annual meeting. If this proposal is approved, (i) the number of shares authorized for issuance of awards under the Plan will be increased from 1,375,000 to an aggregate of 4,375,000 shares of common stock and (ii) the limitations providing that no participant may receive awards for more than 75,000 shares of common stock in any fiscal year and that the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by a participant in any calendar year shall not exceed $100,000 shall be removed.

The Plan was approved by our Board and stockholders in 2020, and subsequently amended in 2021 and 2022. By its terms, the Plan may be amended by the Compensation Committee provided that any amendment that the Compensation Committee determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the listing rules of Nasdaq. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

As of October 27, 2023, 222,150 shares of our common stock remain available for issuance of future awards under the Plan; options to purchase a total of 741,850 shares of common stock remain outstanding; and restricted stock units for the issuance of a maximum of 411,000 shares of our common stock were converted to common shares and the availability of those shares were canceled. As of October 27, 2023, no shares of our common stock have been issued upon the exercise of options.

Reasons for Amendment of the Plan

Our Board, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Our Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the Plan (as of October 27, 2023) is not sufficient for future granting needs. Our Board currently believes that if the amendment to the Plan is approved by stockholders, the 4,375,000 shares available for issuance under the Plan will result in an adequate number of shares of common stock being available for future awards under the Plan for two additional years following the current year.

The following is a brief summary of the Plan, as amended. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which was attached as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Summary of Material Features of our Plan.

Eligibility. The Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Plan. As of October 27, 2023 there were approximately five individuals eligible to participate in the Plan.

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Corporate Governance Aspects of the Plan. The Plan includes several provisions that we believe promote best practices by reinforcing alignment with stockholders’ interests. These provisions include, but are not limited to, the following:

☐	No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction.

☐	No Repricing without Stockholder Approval: Other than in connection with corporate reorganizations or restructurings, at any time when the exercise price of a stock option or strike price of a stock appreciation right is above the fair market value of a share, the Company will not, without stockholder approval, reduce the exercise price of such stock option or strike price of such stock appreciation right and will not exchange such stock option or stock appreciation right for a new award with a lower (or no) purchase price or for cash.

☐	No Transferability: Equity awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

☐	No Dividends: The Plan prohibits, for all award types, the payment of dividends or dividend equivalents before the vesting of the underlying award but permits accrual of dividends or dividend equivalents to be paid upon vesting.

Shares Available for Issuance. The Plan currently provides for the issuance of up to 1,375,000 shares of our common stock. Generally, shares of common stock reserved for awards under the Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes are not available again for future awards.. In addition, shares of common stock reserved for awards under the Plan may be granted to non-employee directors having time-based vesting of less than one (1) year from the date of grant so long as no more than ten percent (10%) of the Shares reserved for issuance under the Plan may be granted in the aggregate pursuant to such awards.

Stock Options. Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Other Stock-Based Awards. The Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards. Our Board or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period or achievement of one or more performance goals.

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Plan Administration. In accordance with the terms of the Plan, our Board administers the Plan. The Board may delegate part of its authority and powers under the Plan to the Compensation Committee or one or more of our directors and/or officers, but only the Board or compensation committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934. In accordance with the provisions of the Plan, our Board determines the terms of awards, including:

☐	which employees, directors and consultants will be granted awards;

☐	the number of shares subject to each award;

☐	the vesting provisions of each award;

☐	the termination or cancellation provisions applicable to awards; and

☐	all other terms and conditions upon which each award may be granted in accordance with the Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award; and provided, further, that, without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

Stock Dividends and Stock Splits. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share of stock options or purchase price, if any, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board may, in its sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

☐	provide that all outstanding options shall be assumed or substituted by the successor corporation;

☐	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

☐	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

☐	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

☐	with respect to stock grants and in lieu of any of the foregoing, our Board or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of our Board or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

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Amendment and Termination. The Plan may be amended by our stockholders. It may also be amended by our Board, provided that any amendment approved by our Board which it determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. In addition, other than in connection with stock dividends, stock splits, recapitalizations or reorganizations, the Board may not without stockholder approval reduce the exercise price or cancel any outstanding option in exchange for a replacement option having a lower exercise price, or for any other equity award or for cash. In addition, the Board may not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.

Duration of Plan. The Plan will expire by its terms on November 3, 2030.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

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Plan Benefits

Since the adoption of the Plan through October 27, 2023 we have granted the following stock options and RSUs under the Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our common stock.

Name and Position	Common Stock Beneficially Owned
Named Executive Officers
Alan J. Tuchman	147,575
Robert Weinstein	146,125
Daniel L. Alkon	150,000
All Current Executive Officers as a Group	443,700
All Current Directors Who Are Not Executive Officers as a Group	635,075
Each Person Who Received 5% of Such Awards	1,078,775
All Employees Who are Not Executive Officers as a Group	29,250

New Plan Benefits

The amounts of future grants under the Plan are not determinable and will be granted at the sole discretion of the Board or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the Plan or the amount or types of any such awards.

On November 10, 2023, the closing market price per share of our common stock was $0.2586, as reported by The Nasdaq Capital Market.

Required Vote

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve Proposal No. 3.

OUR BOARD RECOMMENDS APPROVAL OF THE AMENDMENT TO THE SYNAPTOGENIX, INC. 2020 EQUITY INCENTIVE PLAN TO, AMONG OTHER THINGS, INCREASE BY 3,000,000 SHARES THE AGGREGATE NUMBER OF SHARES WHICH MAY BE GRANTED, AND PROXIES SOLICITED BY OUR BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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Proposal No. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed Morison as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2023. Morison has served as our independent registered public accounting firm since September 1, 2022. The Board proposes that the stockholders ratify this appointment. Morison audited our financial statements for the fiscal year ended December 31, 2022. We expect that representatives of Morison will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Morison, the audit committee reviewed auditor independence issues and existing commercial relationships with Morison and concluded that Morison has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.

Friedman LLP (“Friedman”) served as our independent registered public accounting firm from August 23, 2013 to August 15, 2022. The following table presents fees for professional audit services rendered by Friedman for the audit of the Company’s annual financial statements for the year ended December 31, 2021 and for review of the Company’s interim financial statements for the interim quarterly periods during 2021 and for March and June 2022 quarterly interim periods and consent-related fees and for fees for professional services rendered by Morison for the review of the Company’s interim financial statement for September 30, 2022. Fees for year ended December 31, 2022 consisted of payments to Friedman and Morison of $40,568 and $100,000, respectively. Morison has not previously rendered any services to us and accordingly we did not pay any fees for professional audit services to Morison for the year ended December 31, 2022.

	2022	2021
Audit fees:	$140,568	$151,900
Audit related fees:	—	—
Tax fees:	—	—
All other fees:	—	—
Total	$140,568	$151,900

Change in Independent Registered Public Accounting Firm

We engaged Friedman as our independent registered public accounting firm from August 23, 2013 to August 15, 2022. On August 10, 2022, the Audit Committee and Friedman elected not to continue with Friedman as our independent registered public accounting firm, effective September 1, 2022 and the Company appointed Morison as its independent registered public accounting firm commencing September 1, 2022. The Audit Committee and Friedman mutually agreed to terminate Friedman’s engagement as our independent registered accounting firm as a result of the merger between Friedman and Marcum LLP (the “Merger”), because the Merger may have resulted in a conflict of interest between us and the public accounting firm surviving the Merger.

The audit reports of Friedman on our financial statements as of and for the years ended December 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim periods through March 31, 2022 and June 30, 2022, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and Friedman, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference in connection with their opinion to the subject matter of the disagreement.

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During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim periods through March 31, 2022 and June 30, 2022, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim periods through March 31, 2022 and June 30, 2022, neither the Company, nor anyone on its behalf, has consulted Morison Cogen with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Morison Cogen concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.	Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

THE board Recommends A Vote To Ratify The Appointment Of Morison As Our Independent Registered Public Accounting Firm, And Proxies Solicited By THE board Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

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CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at ir.synaptogen.com/corporate-governance, is filed with the SEC as an exhibit to our Annual Report on Form 10-K and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 1185 Avenue of the Americas, 3rd Floor, New York, NY 10036. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

Our Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2024 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than July 18, 2024. To be considered for presentation at the 2024 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no later than October 1, 2024 In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.

Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2024 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Synaptogenix, Inc., 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036.

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036

November 13, 2023

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APPENDIX A – FORM OF AMENDMENT TO THE SYNAPTOGENIX, INC. 2020 EQUITY INCENTIVE PLAN

AMENDMENT NO. 3

TO

SYNAPTOGENIX, INC.

2020 EQUITY INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors and stockholders of Synaptogenix, Inc., a Delaware corporation (the “Company”), the Synaptogenix, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended as follows:

1.   Section 3(a) of the Plan is hereby amended and restated in its entirety to increase the number of shares of the Company’s common stock, par value $0.0001 per share, reserved for issuance under the Plan as follows:

“(a)         The number of Shares which may be issued from time to time pursuant to this Plan shall be 4,375,000 shares of Common Stock.”

2.   Section 4(c) of the Plan is hereby amended and restated in its entirety as follows:

“(c)       [Reserved]

3.   Section 6(b)(iv) of the Plan is hereby amended and restated in its entirety as follows:

“(iv)        [Reserved]

4.   Unless otherwise expressly provided for in this Amendment No. 3 to the Plan (this “Amendment”), all capitalized words, phrases, or defined terms used in this Amendment will have the same meaning ascribed to them in the Plan.

5.   Except as expressly set forth in this Amendment, there have been no other changes or modifications to the Plan, and the Plan remains otherwise unchanged and in full force and effect.

6.   This Amendment shall be effective as of [       ], 2023.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed effective as of the date set forth above.

SYNAPTOGENIX, INC.,
A Delaware corporation

By:
Alan J. Tuchman, Chief Executive Officer

[Signature Page to Amendment to the Plan]

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PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. (Continued and to be marked, dated, and signed on the other side) PROXY SYNAPTOGENIX, INC THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2023 The stockholder(s) hereby appoint(s) Alan J. Tuchman and Robert Weinstein, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Synaptogenix, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. ET on December 20, 2023 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/SNPX/2023 by 11:59 p.m. ET on December 17, 2023. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Important information about the Annual Meeting and Voting”. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3, AND 4 AND FOR THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 20, 2023: The Proxy Statement and our 2022 Annual Report on Form 10-K are available at: http://www.viewproxy.com/SNPX/2023

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) The Board of Directors recommends a vote “FOR” proposals 2, 3, and 4 and “FOR ALL” the nominees for director listed in Proposal 1. Proposal 1. To elect two directors named below to serve three-year terms expiring in 2026. NOMINEES: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT (1) Alan Tuchman, M.D. ☐ (2) Daniel L. Alkon, M.D. ☐ INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box for each nominee you wish to withhold. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ VIRTUAL CONTROL NUMBER Proposal 2. To approve a proposed amendment to the Synaptogenix, Inc. articles of incorporation, as amended, to effect a reverse stock split of common stock at a ratio between 1-for-8 and 1-for-25 (or any number in between). FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 3. To approve an amendment to the Synaptogenix, Inc. 2020 Equity Incentive Plan to, among other things, increase from 1,375,000 to 4,375,000 the number of shares of common stock authorized for issuance thereunder. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 4. To ratify the appointment of Morison Cogen LLP as Synaptogenix, Inc.’s independent registered public accounting firm for the year ending December 31, 2023. FOR ☐ AGAINST ☐ ABSTAIN ☐ Note: To transact such other business as may properly come before the meeting as determined in the discretion of the proxies. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date Signature Signature (Joint Owners) VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Go to www.AALvote.com/SNPX Vote Your Proxy by Phone: Call 1-866-804-9616 Vote Your Proxy by Mail: Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. Please mark your votes like this ☒